                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                         March 30, 2004
Date of earliest event reported:                        March 30, 2004


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               001-12505             31-1481870
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(State of Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)            Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                  43228-0183
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(Address of Principle Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code          (614) 870-5000
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          (Former Name of Former Address, if Changed Since Last Report)

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Core Molding Technologies, Inc. under the Securities Act of 1933.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On March 30, 2004, Core Molding Technologies, Inc. announced their earnings for the year ending December 31, 2003. A copy of the press release announcing this event is included in this Form 8-K as exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 12.

         Exhibit
         Number        Exhibit
         -------       -------
         99(a)         Press release announcing earnings for Core Molding
                       Technologies, Inc. for the year ending December 31, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Core Molding Technologies, Inc.
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                                                     (Registrant)





Date         March 30, 2004            By       /s/ Herman F. Dick, Jr.
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                                                      (Signature)

                                                   Herman F. Dick, Jr.
                                          Treasurer and Chief Financial Officer

Index of Exhibits:

     Exhibit
     Number        Exhibit
     -------       -------

      99(a) Press release announcing earnings for Core Molding Technologies, Inc. for the year ending December 31, 2003